EXHIBIT 10.1

AMENDMENT NUMBER ONE TO LETTER AGREEMENT OF OCTOBER 27th, 2006

November 24, 2006

Complete Tower Sources, Inc.
715 Vatican Road
Carencro, LA  70520
Attn:  Lori H. Mitchell

Mitchell Site Acq., Inc.
119 Veterinarian Road
Lafayette, LA  70507
Attn:  Matthew B. Mitchell

Re:                               Stock Purchase Agreement (the “CTSI Stock Purchase Agreement”), dated June 20, 2006, by and among Ayin Holding Company Inc. (“Purchaser”), Complete Tower Sources, Inc. (“CTSI”) and Lori H. Mitchell, sole shareholder of CTSI, as amended by that certain letter agreement, dated June 20, 2006, by and among Purchaser, Sellers (as such term is defined below), CTSI and Mitchell Site Acq., Inc. (“MSAI”) (the “First Letter Agreement”) and that certain closing letter agreement, dated August 15, 2006, by and among Purchaser, Sellers, CTSI, and MSAI (the “Closing Letter Agreement”);

Stock Purchase Agreement (the “MSAI Stock Purchase Agreement”), dated June 20, 2006, by and among Purchaser, MSAI and Matthew B. Mitchell, sole shareholder of MSAI, as amended by the First Letter Agreement and the Closing Letter Agreement;

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Lori H. Mitchell in the amount of $28,400,000 (the “CTSI Earnout Note”);

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew B. Mitchell in the amount of $5,400,000 (the “MSAI Stock Purchase Agreement Note”), the Goodwill Purchase Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006 (the “Goodwill Purchase Agreement”), and the Goodwill Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew B. Mitchell in the amount of $5,400,000 (the “MSAI Goodwill Note” and, together with the MSAI Stock Purchase Agreement Note, the “MSAI Earnout Notes”);

Closing Promissory Note, dated August 15, 2006, by and among Charys Holding Company, Inc. (“Parent”), Purchaser and Lori H. Mitchell in the amount of $23,755,852 (the “CTSI Closing Note”);

Closing Promissory Note, dated August 15, 2006, by and among Parent, Purchaser and Matthew B. Mitchell in the amount of $13,412,500 (the “MSAI Closing Note”); and

Letter Agreement dated October 27th, 2006, by and among Purchaser, Parent, CTSI, MSAI and Sellers (the “October 27th Letter Amendment”).

The foregoing agreements are herein referred to collectively as the “Purchase Agreements”.

Lori H. Mitchell and Matthew B. Mitchell are herein referred to collectively as the “Sellers”.

The Escrow Agreement, dated November 11, 2006, between Purchaser, CTSI and Parent and Whitney National Bank, and the Escrow Agreement, dated November 11, 2006, between Purchaser, MSAI and Parent and Whitney National Bank, each pertaining to the foregoing, are herein referred to collectively as the “Escrow Agreements”.

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered in connection with the Purchase Agreements and sets forth the agreement of the parties on certain matters related to the Purchase Agreements.  Unless specifically amended by (i) this Letter Agreement, (ii) the First Letter Agreement, (iii) the Closing Letter Agreement, or (iv) the October 27th Letter Amendment, the Purchase Agreements and the Escrow Agreements remain unchanged and in full force and effect.

Accordingly, Purchaser, Parent, CTSI, MSAI and Sellers, each intending to be legally bound, agree as follows:

a.             All references to the date “November 24th, 2006” in the October 27th Letter Amendment are deleted and replaced with the date “November 27th, 2006”.

b.             All references to the date “November 24th, 2006” in the Escrow Agreements are deleted and replaced with the date “November 27th, 2006”.

This Letter Agreement may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.  Additionally, this Letter Agreement may be executed and delivered by facsimile transmission.

[SIGNATURES ON FOLLOWING PAGE]

Sincerely,

AYIN HOLDING COMPANY INC.,
as Purchaser

By:	/s/ Jimmy Taylor
Jimmy Taylor, President

CHARYS HOLDING COMPANY, INC.,
as Parent

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

Agreed and Accepted this 24th day of November, 2006:

COMPLETE TOWER SOURCES, INC.		CTSI SELLER:

By:	/s/ Lori H. Mitchell
Name:	Lori H. Mitchell	/s/ Lori H. Mitchell
Title:	President	Lori H. Mitchell

MITCHELL SITE ACQ., INC.		MSAI SELLER:

By:	/s/ Matthew B. Mitchell
Name:	Matthew B. Mitchell	/s/ Matthew B. Mitchell
Title:	President	Matthew B. Mitchell

Whitney National Bank, Escrow Agent under each of the Escrow Agreements, hereby acknowledges receipt of a copy of this Letter Agreement and hereby accepts the terms and conditions set out herein.

Dated this 24th day of November, 2006.

WHITNEY NATIONAL BANK

BY:	/s/ Timothy C. Brennan
Authorized Officer